Exhibit 10.25

                                      Quotien(SM) Bill Payment Service Agreement
                                                                Version 01.01.03
                                                           Internet Bill Payment

Service Agreement

            THIS SERVICE AGREEMENT is made effective upon the last signature, by and between Two River Community Bank ("the Financial Institution" or "Fl") and Online Resources Corporation ("Online Resources").

                                    Recitals:

A. Online Resources has developed and operates a system which enables consumer and small business customers of financial institutions to initiate bill payment and certain other financial services through the use of proprietary technology which links consumers to their financial institution and which presents certain information through remote consumer devices such as personal computer browsers.

B. FI desires to retain Online Resources for the purpose of providing financial services on behalf of FI for the benefit of FI's customers.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties, intending legally to be bound, mutually agree as follows:

1.    Definitions

As used in this Agreement, the following terms shall have the respective meanings set forth below:

      "Agreement" shall mean this Agreement and all Exhibits attached hereto, as such Agreement and attached Service Description and any of such Exhibits shall be amended in writing from time to time.

      "ATM Network" shall mean the electronic banking network that provides its member FIs with telecommunications, card and PIN authorization and data base support, links to networks providing similar functions, and consolidates the processing and settlement of transactions.

      "Billable Account" shall mean a primary bill payment DDA Account tied to a single bill payment "merchant list" for the Quotien(SM) Service.

      "Bill Payment Services" shall mean the bill payment services described in Exhibit A hereof.

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                                      Quotien(SM) Bill Payment Service Agreement
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      "Customer"  shall mean an FI's individual or small business  depositor (as defined by the FI) based in the U.S. and maintaining a DDA Account.

      "Customer   Services"  shall  mean  the  services  provided  to  Users  as
      summarized   in  the  Service   Description,   Exhibit  A  which  are  the
      responsibility of FI to provide.

      "Designated Quotien(SM) Services" shall mean the Quotien(SM) Services priced in Exhibit B and described in Exhibit A.

      "DDA Account" shall mean a demand deposit account.

      "Functional Requirements Document" shall mean the written document that Online Resources produces to identify the systems and service features to be included in the FI's offering; and any special processing features required by the Fl, its processor, or any EFT network that will be involved in the transmission or processing of the transactions under this Agreement.

      "Integrated Support Software" shall mean the software which is used to enable Customer Services Representatives to enroll customers, link merchants, order devices and fulfillment materials, produce reports, set up end-user billing, and communicate via e-mail with Users.

      "Integrated Support System" shall mean the procedures, systems, and software Online Resources has developed to coordinate the enrollment of Users on, and their use of, the Quotien(SM) System.

      "Merchant Services" shall mean the processes and procedures related to soliciting merchant and payment information for inclusion in the database.

      "Quotien(SM) Services" shall mean any combination of services including enabling devices, Integrated Support Software and Services that are provided to FI's Users through a link to Online Resources' platform.

      "Quotien(SM)  System" shall mean the  electronic  banking and  information
      system  that  enables  the  Fl  to  provide,   through  Online  Resources,
      Quotien(SM) Services.

      "Password" shall mean the personal identification code assigned to each User and authorized by Online Resources to enable such User to access and receive services delivered through the electronic banking network including those delivered under the Quotien(SM) System.

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                                      Quotien(SM) Bill Payment Service Agreement
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      "PC Browser-Based  Application"  shall mean the application  software that
      Online Resources has developed for the purpose of enabling Users to access
      the   Quotien(SM)   System  via  the  Internet  or  Extranet  and  receive
      Quotien(SM) Services.

      "PIN" shall mean the personal identification number assigned to each User and authorized by the ATM network to enable such User to access and receive services delivered through the electronic banking network including those delivered under the Quotien(SM) System.

      "User" shall mean a "Customer" who has accessed the Quotien(SM) System through PC Browser-Based Application and uses his assigned PIN or Password to access the Designated Quotien(SM) Services.

2.    Business Relationship

2.1   Online Resources' Responsibilities

      Online Resources agrees to be solely responsible for providing the Designated Quotien(SM) Services to FI for the benefit of its Users. The services are described in Exhibit A and are subject to the prices set forth in Exhibit B. For items not specified in Exhibit B, Online Resources reserves the right to provide individual quotes.

      Online Resources agrees to provide the Designated Quotien Services at 110% of the industry standard performance levels detailed in the published Online Resources Service Quality Index, which may be periodically modified. If 110% of the composite industry standard is not met at FI level in each of three consecutive months, then Online Resources will pay a penalty in a sum equal to 10% of the FI's last invoice, not to exceed $10,000 per month, provided the FI is current and in good standing on all open invoices payable to Online.

2.2   Fl Responsibilities

      FI is responsible for:

      a.    Assigning a product manager to this service;

      b.    Ensuring that FI sales and other  personnel  understand the features
            and  functions  of  the  services,   and  have  an   opportunity  to
            participate in FI's Test programs.

      FI agrees to actively market the Designated Quotien(SM) Service either independently or by participating in one of Online Resources' consumer marketing programs. At a minimum,

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      this includes  communicating the product and service features and benefits to the consumer market through regular branch merchandising and Customer communications.

      FI agrees to be responsible for providing front-line Customer Service, either through its own call center or through Online Resources' service bureau.

3.    Grant of Licenses

3.1   Service Marks and Trademarks

      While this Agreement is in effect, Online Resources grants to FI a non-exclusive, non-transferable license to use all of Online Resources' service marks and trademarks in connection with marketing the Quotiens"' Service and in providing Customer Service to Users.

3.2   Integrated Support Software

      While this Agreement is in effect, Online Resources grants to FT a non-exclusive, non-transferable license to use Integrated Support Software solely in connection with providing those Customer Services which FI is obligated to provide under this Agreement.

3.3   Marketing Rights

      While this Agreement is in effect, Online Resources grants to FI a non-assignable, non-transferable right to market and distribute the Designated Quotien' Service to Customers.

      Notwithstanding such license, Online Resources reserves the right to offer non-banking electronic services through the Quotien(SM) System to Users upon prior written approval of Fl, which approval shall not be unreasonably withheld.

4.    Representations, Warranties, and Covenants of Online Resources

      In order to induce FI to execute this Agreement, Online Resources represents, warrants, and covenants (in addition to any other covenants contained herein) to FI as follows:

4.1   Requirements

      Online Resources will comply with all network and processor requirements and procedures, as well as with all applicable laws and regulations, while providing the Quotien(SM) Service to Users.

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      The FI agrees to provide  and  maintain a test  account to enable  ORCC to test the initial and on-going functionality of the Quotien(sm) Internet Bill Payment Application. The FI agrees to establish these accounts with ORCC at no charge.

4.2   Fl Service Marks and Trademarks

      Online Resources will not use any of FI's service marks and trademarks except for the purpose of identifying the Designated Quotien(sm) Services to Users and in any such case, only with the prior written consent of FI.

4.3   Advertising, Messaging, and Product Information

      Online Resources reserves the right to advertise to targeted groups of Users based on an internal analysis of its database with the prior written approval of FI, which approval shall not be unreasonably withheld.

      Online Resources agrees it will not disclose User information including confidential bill payment data and User lists to any third party, unless requested by the User.

4.4   User Satisfaction Surveys

      Online Resources will conduct periodic (monthly) end user satisfaction surveys. The purpose of the survey is to measure users' perception of the quality of the service versus their expectations. Approximately one percent of users across Online Resources' clients are randomly selected for the survey. No user will receive a survey more than once every 365 days. Surveys are performed online and are anonymous (Online Resources cannot identify the user). At the time of this contract the survey measures overall user satisfaction as well as users' perception of: system performance, account statement, bill payment and customer care. The results of the survey are incorporated into the Service Quality Index which are available to the financial institution on a periodic (monthly) basis.

4.5   Confidentiality

      Online Resources will maintain the confidentiality of the FI's trade secrets, know-how, procedures, or manuals of which Online Resources acquires knowledge during the term of this Agreement (FI's Confidential Information). Online Resources agrees not to disclose, publish, divulge, or reveal any of the FI's Confidential Information unless required by lawful subpoena. Online Resources shall also maintain the confidentiality of the Users and their account information. Notwithstanding the foregoing, Online Resources shall have the right to compile information regarding Users' use of the Quotien(SM) Service, and make such marketing information available for sale, provided such information is not specific to any Users or FI.

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4.6   Representations and Warranties

      Online Resources represents and warrants that it has the exclusive right, title, and interest in and to the Quotien(sm) Service and the Quotien(sm) System, and each component thereof, and that distribution of the
      Quotien(sm) Services and/or the Quotien(sm) System, or any portion thereof, to Fl as provided herein, is not subject to or violative of any right, title, or interest of any third party or third parties in and to the Quotien(sm) Service and/or the Quotien(SM) System.

4.7   Gramm Leach Bliley Act Compliance: Security and Privacy

      The purpose of this section is to ensure that this Agreement conforms with the applicable provisions of the Gramm-Leach-Bliley Act (the "Act").

4.7.1 Online Resources generally agrees to maintain the Confidential Information (defined below) in confidence and in a secure manner and agrees not to disclose such Confidential Information to any third party or use such Confidential Information except for the limited purposes of carrying out its obligations under the Agreement. "Confidential Information" shall mean any data or information that is proprietary to the disclosing party and not generally known to the public, whether in tangible or intangible form, including, but not limited to, the following information: databases, customer lists, and other customer or consumer specific data deemed to be "nonpublic personal information" under the Rules.

4.7.2 Online Resources agrees and represents to the FI that it implements a security program including measures designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information (the "Guidelines").

4.7.3 The FI has the right to make reasonable requests to inspect, during normal business hours and upon 30 days advance written notice, Online Resources' Program, associated audit reports, summaries of test results or equivalent measures taken by Online Resources to ensure that it's security measures meet the objectives of the Guidelines in accordance with the Rules and this Amendment. These inspections will be performed on Online Resources' premises and the bank will be billed at a rate of $200 per hour plus expenses for such inspections. Notwithstanding the previous sentence, Online Resources agrees that upon written request and payment of applicable fees to promptly provide the FI with a copy of any audit or test result report that it is legally permitted to disclose, that would assist the Fl in evaluating Online Resources' program, including but not limited to, any SAS 70 report covering Online's operations. (Please refer to Exhibit B.)

4.7.4 In carrying out the above-described obligations to secure and protect the respective Confidential Information of the FI, Online Resources agrees that it will protect the Confidential Information of the Fl and will require any of its service providers or

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      subcontractors  to protect and safeguard the  Confidential  Information of the FI to the same degree required of Online Resources.

4.7.5 Online Resources agrees that in the event there is a breach of security resulting in unauthorized disclosure of the Confidential Information of the FI, Online will promptly notify the FI of such breach, the nature of such breach, and the corrective action taken to respond to the breach.

5.    Covenants of Fl

      In order to induce Online Resources to execute this Agreement, and in addition to any other covenants contained herein, the FI covenants with Online Resources as follows:

5.1   Requirements

      FI will continue to comply with all network and processor requirements and procedures, and remain responsible for network and processor transaction fees.

5.2   Disclosures

      FI will provide Users with all disclosures required under the Electronic Funds Transfer Act and shall cooperate with Online Resources to develop resolution procedures mandated under federal and/or state banking and consumer protection laws.

5.3   Confidentiality

      FI will maintain the confidentiality of any of Online Resources' trade secrets, know-how, procedures, or manuals of which FI acquires knowledge during the term of this Agreement ("Online Resources Confidential Information"). FI agrees not to disclose, publish, divulge, or reveal any of such Online Resources Confidential Information unless required by a lawful subpoena.

5.4   Notice and Correction of Malfunctions

      FI shall promptly notify Online Resources of any acts or conditions which cause the Quotien' System to malfunction or which adversely impact the ability of Online Resources to provide the Designated Quotien(sm) Services. FI agrees to promptly correct any malfunction or such other act or condition and to take whatever action is reasonably required to prevent the same from recurring.

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5.5   Payment of Fees

      Recurring monthly minimum fees are billable beginning on the date specified in Exhibit B. Invoices are due and payable immediately upon presentation. FT shall make arrangements for collection through ACH debits to designated Fl account and FI shall provide appropriate authorization for Online to collect invoices through ACH debits, which shall be processed no sooner than the 20th of the month. FI shall be subject to 1.5% monthly penalty on outstanding overdue amounts. FI has 60 days from the invoice date to report any billing discrepancies.

      Online Resources may increase the fees described in the exhibits to this Agreement only after the first anniversary of the effective date, and will provide forty five days written notice to FI prior to any increase in fees. If the effect of such price increase would be to raise FI's fees described in the exhibits to this agreement by more than 10%, FI may, at its option, terminate this Agreement without the early termination fees set forth in Section 7.4. FI must notify Online Resources of its intent to terminate within 30 days of receipt of notice from Online Resources of a Fee change.

6.    Default

6.1   Event of Default

      An Event of Default shall have occurred if (a) a party hereto shall breach any covenant contained in this Agreement and shall have failed to cure such breach within the greater of (i) 20 business days from the date of receiving written notice of such breach by the non-breaching party or (ii) such reasonable length of time required to cure such breach, provided such party is diligently pursuing a cure, in both cases after having received written notice from the non-breaching party of the breach; (b) a party hereto shall (i) become subject to any bankruptcy or insolvency proceeding under a Federal or state statute, (ii) become insolvent or subject to direct control by a trustee, receiver, or similar authority or (iii) has wound up or liquidated, voluntarily or otherwise.

6.2   Rights Upon an Event of Default

      If an Event of Default occurs on the part of a party hereunder, the other party shall have the right within 60 days following the occurrence of the Event of Default to terminate this Agreement upon written notice to the other party.

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                                      Quotien(SM) Bill Payment Service Agreement
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7.    Term

7.1   Initial Term

      The initial term of this Agreement shall expire three years from the effective date specified above.

7.2   Renewals

      The Agreement shall automatically renew for successive three-year terms unless notice of termination is provided by FI or Online Resources no less than 60 days preceding the expiration of any term. Renewal pricing will be provided to FI 90 days prior to automatic renewal date.

7.3   Rights of Termination

      Following termination of this Agreement, FI agrees to pay a de-conversion fee of $5,000 to obtain the following information:

            o Provide Fl in machine-readable formatted file(s) which would include Customer, Merchant and Scheduled Payment Data.

7.4   Early Termination

      Termination of this Agreement by FI for any reason prior to expiration will cause FI to pay Online Resources all outstanding balances and also a termination fee equivalent to the highest monthly invoice amount times the remaining number of months in the service agreement term, as set forth in Exhibit B. FI must notify Online Resources in writing within 30 days of its intent to terminate. The early termination fee is payable in full within 30 days of early termination of this Agreement.

8.    Miscellaneous

8.1   Notice

      Any notice to be given hereunder shall be delivered by hand, including by messenger or overnight courier, or sent by certified or registered mail, return receipt requested, addressed as follows or as designated, in writing, by any party hereto. If to Online Resources:

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                                      Quotien(SM) Bill Payment Service Agreement
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            Online Resources Corporation
            7600 Colshire Drive, 6th Floor
            McLean, VA 22102
            Attn: Chief Financial Officer

      with a copy to:

            Minez, Levin, Cohn, Ferris, Glovsky & Popeo, PC
            12021 Sunset Hills Road, Suite 310
            Reston, VA 20190
            Attn: Mark J. Wishner, Esq.

      If to Fl:

            Two River Community Bank

            __________________________________________________
            __________________________________________________
            Attn: ____________________________________________

      with a copy to:

            __________________________________________________
            __________________________________________________
            Attn: ____________________________________________

8.2   Assignment

      FI may not assign any of its interests in, rights, or obligations under this Agreement without the prior written consent of Online Resources, except that any FI which acquires, merges, combines, or consolidates with Fl should automatically succeed to all the rights and obligations of FI under this Agreement. Online Resources may not assign its rights or obligations under this Agreement without the prior written consent of Fl, provided, however, such consent shall not be required in connection with the acquisition of Online Resources' business. In all cases hereunder, consent will not be unreasonably withheld.

      In the event the Fl is acquired, merged, combined, or consolidated with a financial institution wishing to offer the Designated Quotien(sm) Services to Customers whose account access requires a separate technical implementation, the succeeding institution will pay an additional system set-up fee. That fee will be negotiated between Online Resources and the succeeding financial institution.

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8.3   Entire Agreement

      This Agreement embodies the entire agreement of the parties relating to the subject matter hereof. This Agreement supersedes all prior correspondence, conversation, memoranda, and agreements between the parties

8.4   Successors and Assigns

      This Agreement shall bind the successors and assigns of the parties hereto and inure to the benefit of the permitted successors and assigns thereof.

8.5   Force Majeure

      No party shall be held liable or held in breach of this Agreement if prevented, hindered, or delayed in the performance or observance of any provision hereof by reason of any act of God, strike, lockout, riot, acts of war, terrorism, epidemics, government actions, or regulation imposed after the date hereof, judicial order, or other cause beyond such party's reasonable control. Both parties agree that, once executed by both parties, this Agreement shall supersede all other prior agreements between the two parties.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

      ONLINE RESOURCES CORPORATION

      By: /s/
          ---------------------------   ----------------------------
          Signature                     Date
          Print Name


      TWO RIVER COMMUNITY BANK

      By: /s/ Michael Gormley                      3/17/03
          ---------------------------   ----------------------------
          Signature                     Date
          Michael Gormley
          ---------------------------
          Print Name

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                         Exhibit A: Service Description

Quotien(SM) Services

      The Quotien(SM) Bill Payment Service is made up of all the features and service options described in this Exhibit. The Designated Quotien(SM) Services are the service components to be delivered to the Financial Institution as reflected in the Functional Requirements Document based on the FI Implementation Questionnaire and the Electronic Funds Transfer Disclosure for Retail Accounts.

Account Accessibility

      Users shall be able to access up to 40 accounts at their financial institution (Fl), if their accounts are accessible to Online Resources via the ATM Network and support bill payment transactions. At minimum, all Users will have access to their primary checking account.

      Only accounts that can be accessed through the ATM Network in formats supported by Online Resources can support Quotien(SM) transactions. Supported formats may be expanded by Online Resources from time to time.

      With the Designated Quotien(SM) Services, Users can access their accounts via the PC Browser-based application. Upon general availability, access will also be provided via private commercial networks, such as America Online (AOL). Online Resources will support bill payment transactions initiated through other software, such as Microsoft Money and Quicken, and will comply with industry standards such as OFX and Gold.

Bill Payments

      Users shall be able to pay any merchant currently on the system and to add merchants to the system. The term "merchant" shall include, but not be limited to, a business, charitable institution, or professional service organization such as a law firm or doctors' group in the U.S., but shall exclude the Internal Revenue Service, as well as all state and local tax authorities. Users shall be able to schedule bill payments up to 364 days in the future.

      o     Users shall be able to schedule  bill payments to occur on a regular
            basis:   weekly,   biweekly,   monthly,   semi-monthly,   quarterly,
            semi-annually, or annually for up to 45 years.

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      o     Users shall be able to review,  change,  and cancel scheduled future
            or  recurring   payments  up  until  midnight  the  day  before  the
            transaction is scheduled.

      o Users who are consumers (as opposed to Small Business Customers of the FI) may make an unlimited number of bill payments throughout a given month. Online Resources reserves the right to review accounts with more than 20 bill payments per month to identify Small Business Users.

Transaction Summary

      o All Users shall be able to obtain a statement of their online activity, which shall include an itemized list of completed transactions for the past 45 days, scheduled transactions forward through same date next month, and future balances forward through the same date next month.

Operating Assumptions

Online Resources pulls an initial account balance from the primary DDA Account at the beginning of each end-user session. Online Resources pulls other account balances to support User activity throughout the session. The FI agrees and guarantees to accept as good all payments confirmed by Online Resources based on that initial balance.

Stand-In

It is strongly recommended that Online Resources be allowed to provide a limited set of functionality when the FI or the ATM Network is not available in order to increase the availability of Bill Payment Services to Users. Specifications for this option will be defined during Implementation.

System Maintenance and Processing Support

Online Resources provides ongoing system maintenance to support the Quotien(sm) Service. These include batch file transfers, software maintenance, customer and merchant database maintenance and software upgrades.

Each business day Online Resources will make up to two attempts to process an FI's batch files or the activity updates from the Integrated Support Software. If an error on the FI's part requires additional Re-processing Support by Online Resources, Online Resources will provide it as needed on a fee basis.

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                                      Quotien(SM) Bill Payment Service Agreement
                                                                Version 01.01.03
                                                           Internet Bill Payment

Client Services

Account Management Services

Online Resources will assign an Account Manager who is responsible for Online Resources' ongoing post-implementation relationship with the FI and serves as the primary point of contact for non-operational issues for the FI. The Account Manager provides marketing consultation to FIs who request such assistance to develop marketing programs where opportunities exist to increase the User base for bill payment. Examples of marketing support include: an online banking marketing guide, sample consumer marketing campaigns, sample branch communication package, and optional marketing services.

Training Services (optional)

Online Resources can provide optional Training Services for FIs at its facilities in McLean, Virginia or at the FI's site. Training Services are available on a fee basis.

Customer Service Training

Online Resources provides two days of training to enable FI personnel to:

      o     Use the Integrated Support Software and service Users.

      o     Resolve any problems that are incidental to Quotien(sm) System.

Branch Sales Training

At the option of the FI, Online Resources will also provide training to enable FI trainers to teach branch personnel how to sell the Designated Quotien(sm)' Services, as well as sales procedures they should follow. FI may elect to have Online Resources train branch personnel directly.

MIS Reports

Online Resources provides detailed sales and usage reports to assist the FI in monitoring product performance. Additional reports are available on a custom fee basis.

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                                      Quotien(SM) Bill Payment Service Agreement
                                                                Version 01.01.03
                                                           Internet Bill Payment

The Quotien(sm) Marketing Workshop (optional)

This optional workshop is a seminar program that guides participating Fls through the planning process by helping them define their marketing objectives, which drives key decisions about pricing, positioning, and promotions.

Solicitation Package (optional)

Online Resources has created a solicitation package that FIs can brand and produce. The campaign includes sign-up forms, newspaper ads, posters, direct mail, outdoor, broadcast (radio and TV), and customer communications pieces, brochures, and statement stuffers.

Marketing Services (optional)

Online Resources can provide marketing services to clients. These services include the creation and production of advertising and promotional materials, either as principal or agent. These services are optional and quoted separately.

Internet Services

Online Resources provides Web Site Design and Hosting Services as set forth in the Web Site Design and Hosting Agreement.

Customer Services

FI can provide front-line Customer Services through its own call center, or Online Resources can provide Customer Service in the FI's name in a service bureau environment.

Fl Customer Service

The FI is responsible for providing front-line Customer Service, either through its own call center or through Online Resources' service bureau. Customer Service Representatives establish and man incoming voice phone lines, receive telephone calls and correspondence from Users, and are responsible for the following tasks.

Internet Bill Payment

Customer Setup and Maintenance

      o Process the application and enter customer data into the Integrated Support System.

      o     Link Users to merchants listed on the sign-up form.

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                                      Quotien(SM) Bill Payment Service Agreement
                                                                Version 01.01.03
                                                           Internet Bill Payment

      o Perform account maintenance by entering changes to the User's account, card/PIN/Password information, and merchant information.

Resolution of User Inquiries

Customer Service Representatives are responsible for responding to inquiries in the following categories:

      o     Additional  accounts  to be  linked  to the  Designated  Quotien(sm)
            Services.

      o     Pricing of the Designated Quotien(sm) Services.

      o     Transactional questions about bill payments.

      o     Navigation through the access devices.

      o     Features of the Designated Quotien(sm) Services.

Other Requests or Issues

Customer Services Representatives will answer other requests, such as those for a change of address or cancellation of service, and enter such changes into the Integrated Support System. They will also work with Online Resources to identify and diagnose any system issues or reported problems.

Online Resources' Additional Fl and End User Support

Online Resources is responsible for supporting the FI and its Users in the following areas:

      o Technical fulfillment of linking end users to their Enabling Access Device.

      o Merchant relationships including payment inquiries, account updates, and new merchant solicitation.

      o Technical support, including related communications issues for the Designated Quotien(sm) Services.

      o User error as defined by Regulation E (12 CFR 205 et seq.), in cooperation with FI.

      o     All escalated FI inquiries.

Hours of Operation

Online Resources' service bureau option, operating in the name of the FI, is available 24 hours per day, 7 days a week, with the exception of the following holidays:

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                                      Quotien(SM) Bill Payment Service Agreement
                                                                Version 01.01.03
                                                           Internet Bill Payment

            New Years Day
            Memorial Day
            Independence Day
            Labor Day
            Thanksgiving Day
            Christmas Day

Additional FI support calls, including technical customer support, payment inquiries, FI-escalated issues, or other questions or requests can be made to Online Resources' 24 x 7 call center at any time. The call center's ability to provide immediate and final resolution may be dependent on merchants' or FI's hours of operation, further technical, network and/or systems research, end user availability, or other factors.

Service Standards

      o User registrations will be processed within two (2) business days for online registrations and registration forms.

      o FI Customer Service will process and complete merchant links within ten (10) business days from the date they are received.

      o FI Customer Service Representatives shall respond to User inquiries as set forth above by the close of business.

      o Online Resources' additional Fl and User support will provide call-back assistance in any case in which immediate and final resolution did not occur in the call center (i.e., dependent upon contact with third parties, etc.) no later than the end of the next business day from receipt of call.

Late Charges and Penalty Guidelines

The parties agree that responsibility for paying any late charges and/or penalties incurred due to a late payment to a merchant shall be as follows:

            ------------------------------------------------------------------------------------
                                                                  Responsibility for Paying Late
                          Reason for Late Payment                        Charges/Penalties
            ------------------------------------------------------------------------------------
                                                                  Online          FI        User
            ------------------------------------------------------------------------------------
            Lost, cannot determine reason                           X
            ------------------------------------------------------------------------------------
            Not sent as scheduled                                   X
            ------------------------------------------------------------------------------------
            Sent to wrong location                                  X
            ------------------------------------------------------------------------------------
            U. S. Mail delay                                        X
            ------------------------------------------------------------------------------------
            Delay by merchant                                       X
            ------------------------------------------------------------------------------------
            Failure of FI to maintain database                                    X
            ------------------------------------------------------------------------------------
            Intervention by FI                                                    X
            ------------------------------------------------------------------------------------
            Incorrect entry by FI                                                 X
            ------------------------------------------------------------------------------------
            Scheduled incorrect number of days before due date                               X
            ------------------------------------------------------------------------------------
            Scheduled incorrectly                                                            X
            ------------------------------------------------------------------------------------
            Incorrect account information supplied by User                                   X
            ------------------------------------------------------------------------------------

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                                      Quotien(SM) Bill Payment Service Agreement
                                                                Version 01.01.03
                                                           Internet Bill Payment

A late payment to a merchant is defined as a payment that has not arrived at the merchant within the allowable number of days stated on the screen at the time the User scheduled the payment.

Any Stop Payments requested as a "stand alone" transaction by the institution or the end user are billable and will be reflected on the monthly invoice. In addition, stop payments initiated due to user error will be billed. If a stop payment is initiated as part of a payment inquiry in order to resolve a payment problem, a separate stop payment fee does not apply.

Any Check Copies requested as a "stand alone" transaction by the institution or the end user are billable and will be reflected on the monthly invoice. A detailed check copy report is attached to the invoice. There is no additional fee for check copies requested to resolve a payment posting issue as part of the normal payment inquiry process.

Service Boundaries

Quotien(sm) Internet Bill Payment Services are broad and flexible in order to meet the many varied needs of the User and FI. However, some boundaries of the service are noted below:

      o The address for User stored in Online Resource's database must comply with U.S. postal standards.

      o The maximum payment amount supported by Online Resources is $25,000; however, payments over $25,000 are allowed with a contract addendum signed by the FI.

      o Payments are made in U.S. dollar denominations to U.S.-based merchants.

      o The payment guarantee does not apply to payments made to "excluded" merchants.

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